EXHIBIT 23 - Consents of Experts and Counsel
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                                                    EXHIBIT 23.1






            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this prospectus.




                                               KPMG Peat Marwick LLP


New York, New York
August 16, 1994